UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant      ☒

Filed by a Party other than the Registrant      ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RED ROBIN GOURMET BURGERS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Get informed before you vote *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # 148,294 322,224 1 OF 2 30# Hextone, Inc. XXXX XXXX XXXX XXXX RED ROBIN GOURMET BURGERS, INC. 2026 Annual Meeting Vote by May 13, 2026 11:59 PM ET You invested in RED ROBIN GOURMET BURGERS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 14, 2026. View the Proxy Statement, Annual Report, Notice online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 14, 2026 8:00 AM MDT Red Robin Gourmet Burgers, Inc. Yummm U 10000 E. Geddes Avenue Suite 500 Englewood, Colorado 80112

Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com FLASHID-JOB# Control # XXXX XXXX XXXX XXXX 1.00000 322,224 148,294 Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. RED ROBIN GOURMET BURGERS, INC. 2026 Annual Meeting Vote by May 13, 2026 11:59 PM ET 1. Election of Directors Nominees: 1A Anthony Ackil For 1B Steven Lumpkin For 1C Christopher Martin For 1D David Pace For 1E James Pappas For 1F Nicole Miller Regan For 1G Anddria Varnado For 2. Approval, on an advisory basis, of the compensation of the Company's named executive officers. For 3. Approval of an amendment to the Company's Amended and Restated Employee Stock Purchase Plan to increase the number of authorized shares available for issuance. For 4. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 27, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.